SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

February 4, 2008

Lehman Brothers Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State of or other jurisdiction of incorporation)

1-9466	13-3216325
(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(212) 526-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On November 7, 2007, Lehman Brothers Holdings Inc. (“LBHI”) issued $2,891,000.00 aggregate principal amount of 14.60% Reverse Exchangeable Notes Linked to the Common Stock of Under Armour, Inc (UA) due February 7, 2008 (CUSIP 524908Q60) (the “Notes”). The terms of the Notes provide that LBHI may settle its obligations under the Notes at maturity in cash or through the delivery of shares of common stock of Under Armour, Inc. LBHI has elected to settle its obligations under the Notes at maturity on February 7, 2008 through the delivery of a cash payment of $718.56 per Note (which amount excludes the final coupon payment) in lieu of shares of common stock of Under Armour, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LEHMAN BROTHERS HOLDINGS INC.
(Registrant)

By:	/s/ James J. Killerlane III
James J. Killerlane III
Vice President

Date: February 4, 2008